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                                   VAN KAMPEN
                              EMERGING GROWTH FUND

                       SUPPLEMENT DATED JANUARY 10, 2000
                   TO THE PROSPECTUS DATED DECEMBER 29, 1999

     The second sentence on the front cover of the Prospectus is hereby deleted and replaced in its entirety with the following:

          The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks of companies considered by the Fund's investment adviser to be emerging growth companies.

     In the section entitled "Risk/Return Summary," the first sentence under the subheading "Investment Strategies" is hereby deleted and replaced in its entirety with the following:

          Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of common stocks of emerging growth companies.

     The second paragraph of the section entitled "Investment Objective, Policies and Risks" is hereby deleted and replaced in its entirety with the following:

          Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Fund's investment adviser believes are in the early stages of their life cycles and have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets, distribution channels or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.